Exhibit 32 (a)

CERTIFICATION OF PERIODIC REPORT
RULE 1350 CERTIFICATIONS OF CEO

In connection with the Quarterly Report on Form 10-Q of First Citizens Bancshares, Inc. (the "Company") for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer of the Company, certifies to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                /s/ Katie S. Winchester
                                                                                                Chief Executive Officer
                                                                                                 Date: August 8, 2006